SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

March 6, 2014

Date of Report (Date of Earliest Event Reported)

Primco Management, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	000-54930	27-3696297
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1875 Century Park East
6th Floor, Suite 73, Century City, CA	90067
(Address of principal executive offices)	(Zip Code)

(310) 407-5452

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

1) Previous Independent Auditors:

a.

On March 6, 2014, we were advised that the registration of the registrant’s registered independent public accountant, Patrick Rodgers, CPA, PA (“Rodgers”) had been revoked by the PCAOB (the Public Company Accounting Oversight Board – please refer to www.PCAOBUS.org).  Rodgers started working for us on June 25, 2013.  On March 7, 2014 the registrant engaged Terry L. Johnson CPA (“Johnson”) as its new registered independent public accountant.

b.

For the year ended December 31, 2013 and for the interim period through March 6, 2014, Rodgers’s report did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles, except that the reports contained an explanatory paragraph stating that there was substantial doubt about the registrant’s ability to continue as a going concern.

c.

The decision to engage Johnson was approved by the registrant’s board of directors.

d.

Through the period covered by the financial audit for the years ended December 31, 2013 and for the interim period through March 6, 2014, there have been no disagreements with Rodgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Rodgers would have caused them to make reference thereto in their report on the financial statements.

e.

We have authorized Rodgers to respond fully to any inquiries of Johnson.

f.

During the year ended December 31, 2013 and for the interim period through March 6, 2014, there have been no reportable events between the registrant and Rodgers as set forth in Item 304(a)(1)(v) of Regulation S-K.

g.

The registrant provided a copy of the foregoing disclosures to Rodgers prior to the date of the filing of this report and requested that Rodgers furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this report.  A copy of this letter is filed as Exhibit 16.1 to this Form 8-K.

2) New Independent Accountants:

a.

On March 6, 2014, the registrant engaged Terry L. Johnson CPA as its new registered independent public accountant.  During the year ended December 31, 2013 and prior to March 7, 2014 (the date of the new engagement), we did not consult with Johnson regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the registrant’s financial statements by Johnson, in either case where written or oral advice provided by Johnson would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits

a.	None

b.	Exhibit

16.1 – Letter from Patrick Rodgers, CPA, PA dated April 11, 2014, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Primco Management Inc..

By:	/s/ David Michery
David Michery Chief Executive Officer

Dated:  April 11, 2014